SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FIRST COMMUNITY BANCSHARES, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    paid previously.  Identify the previous filing by registration statement
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

                        FIRST COMMUNITY BANCSHARES, INC.
                                136 East Harriman
                             Bargersville, IN 46106
                                 (317) 422-5171



                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  May 30, 2001



The Annual Meeting of Shareholders of FIRST COMMUNITY BANCSHARES, INC., (the "Company"), will be held at the Franklin Recreation and Cultural Arts Center, Beeson Hall, 396 South State Street, Franklin, Indiana, 46131 on May 30, 2001, at 10:00 a.m., local time, for the following purposes:

     1. To elect one director to serve a three year term expiring in 2004 or until a successor is elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof. Shareholders of record at the close of business on March 30, 2001 will be entitled to vote at the meeting.

                                        By Order of the Board of Directors

                                        ----------------------------------
                                        Frank D. Neese, Secretary
Bargersville, Indiana
April 26, 2001


             Your Vote is Important! Please mail your Proxy Promptly
                ************************************************
    In order that there may be proper representation at the meeting, you are urged to sign, date and return the enclosed proxy in the envelope provided.

              No postage required if mailed in the United States.

                                 PROXY STATEMENT

                                     General

            The accompanying proxy is solicited by the Board of Directors of First Community Bancshares, Inc., an Indiana corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 30, 2001, at 10:00 a.m., local time, or at any adjournment thereof. The meeting will be held at the Franklin Recreation and Cultural Arts Center, Beeson Hall, 396 South State Street, Franklin, Indiana 46131. At the meeting, only shareholders of record at the close of business on March 30, 2001 (the "Record Date") will be entitled to vote. On that date, the Company's outstanding capital stock consisted of 1,040,926 shares of no par value Common Stock.

            The Company is a one bank holding company which owns First Community Bank & Trust ("First Community") and First Community Real Estate Management, Inc. ("FCREM").

            This Proxy Statement and form of proxy are first being mailed or given to shareholders on or about April 26, 2001, together with the Company's 2000 Annual Report to Shareholders and the Form 10-K for the fiscal year ended December 31, 2000.

Voting and Solicitation

            Each shareholder is entitled to one vote for each share of Common Stock held on the Record Date on all matters presented at the meeting.

            The cost of soliciting of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of the Company may, without additional compensation, solicit proxies personally or by telephone, telegraph or special letter.

Revocability of Proxies

            Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Albert R. Jackson, III, Assistant Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Quorum

            The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum.

Shares Held in Trust

            The Trust department of First Community held 105,433 shares of the Company's common stock in regular, nominee and street name accounts on March 30, 2001 constituting approximately 10.13% of the Company's outstanding shares. These shares of common stock are held by First Community in a fiduciary capacity for the beneficial owners of the accounts, which beneficial owners have the right to vote the shares held in the accounts. However, where authorized by law or the governing instrument, those shares will be voted FOR the election of the Director set forth herein.

Persons Making the Solicitation

            This proxy solicitation is made by the Company. All costs associated with this solicitation will be borne by the Company.


                                 Stock Ownership
                          of Certain Beneficial Owners
                                 and Management

            The following table sets forth certain information regarding the Company's Common Stock beneficially owned as of March 30, 2001 by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock; (ii) each director or director nominee of the Company; (iii) each of the executive officers of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group:

                                         Shares Beneficially Owned
  Name and Address                          Number        Percent
  ----------------                          ------        -------
Albert R. Jackson, III                      26,929(1)        2.6%
5675 N. CO RD 200W
North Vernon, Indiana 47265

Albert R. Jackson, Jr.                      27,643(2)        2.6%
5745 N CO RD 200W
North Vernon, Indiana
47265
Eugene W. Morris                            28,666(3)        2.7%
5471 W RD 350N
Bargersville, Indiana 46106

Merrill M. Wesemann, M.D.                  100,846(4)        9.6%
251 E Jefferson Street
Franklin, Indiana  46131

Roy Martin Umbarger                         47,371(5)        4.5%
5180 W CO RD 300N
Bargersville, Indiana 46106

Frank D. Neese                             123,835(6)        11.4%
320 North Meridian Street
Indianapolis, Indiana 46204

All Officers, Nominees and Directors
as a group (6 persons)                     351,928           31.1%

--------------------------------------

(1) Includes 3,362 shares held jointly with his father, brother and sister as to which he disclaims voting and dispositive power, currently exercisable options for 7,500 shares granted under the 1996 Stock Option Plan and a Convertible Note currently convertible into 909 shares. Mr. Jackson, III is the son of Mr. Jackson, Jr.

(2) Includes 3,362 shares held jointly with two sons and a daughter, 2,135 shares owned by Mr. Jackson's spouse, curently exercisable options for 3,050 shares granted under the 1996 Stock Option Plan, Convertible Notes currently convertible into 5,454 shares, and a Convertible Note owned by his spouse currently convertible into 909 shares. Mr. Jackson, Jr. is the father of Mr. Jackson, III.

(3) Includes currently exercisable options for 4,050 shares granted under the 1996 Stock Option Plan and a Convertible Note currently convertible into 909 shares.

(4) Includes 8,087 shares owned by Dr. Wesemann's spouse, currently exercisable options for 4,050 shares granted under the 1996 Stock Option Plan, Convertible Notes currently convertible into 3,636 shares, and a Convertible Note owned by his spouse currently convertible into 909 shares.

(5) Includes 1,465 shares owned by Mr. Umbarger's spouse, 721 shares owned as a joint-tenant with a minor son, 1,356 shares owned by his minor son, 139 shares owned by his spouse jointly with her daughters, currently exercisable options for 4,050 shares granted under the 1996 Stock Option Plan and Convertible Notes currently convertible into 4,545 shares.

(6) Includes 3,000 shares owned by Mr. Neese's spouse, 13,169 shares owned by Mr. Neese's spouse in an IRA account, curently exercisable options for 4,050 shares granted under the 1996 Stock Option Plan and Convertible Notes currently convertible into 45,454 shares. Mr. Neese disclaims beneficial ownership of the shares owned by or for the benefit of his spouse.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. A copy of such reports must be sent to the Company.

         Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the year ended December 31, 2000, its executive officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements.

                              Election of Directors

            The Board of Directors currently consists of six (6) members who are elected to staggered three (3) year terms by the shareholders. Mr. Eugene W. Morris has decided not to stand for re-election at the 2001 annual meeting and the Board has reduced the size of the Board of Directors to five (5) members effective as of the 2001 annual meeting. Albert R. Jackson, Jr., has been nominated as a director of the Company for a three year term expiring at the annual meeting to be held in 2004. The proxy holders named in the accompanying proxy intend, unless otherwise directed or authorization to do so is withheld, to vote FOR the election of Mr. Jackson. In the event Mr. Jackson is unavailable for election, which is not currently anticipated, the Proxy holders may vote in accordance with their judgment for the election of a substitute nominee designated by the Board.

            To be elected as a director, the nominee must receive the favorable vote of a plurality of the shares represented and voting at the Annual Meeting. That is to say, a nominee must receive more favorable than unfavorable votes. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present but will have no effect on the election of a director. The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of the nominee named below as a director for the specified term. If the nominee becomes unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. Management has no reason to doubt the availability of the nominee to serve and no reason to believe that the nominee will be unavailable or unwilling to serve if elected to office. To the best of management's knowledge, the nominee intends to serve the term for which election is sought. Cumulative voting is not permitted by the Articles of Incorporation of the Company.


Nominated Directors

            The Board of Directors recommends that the shareholders vote "FOR" the election of Albert R. Jackson, Jr. as a director of the Company.

The following table sets forth certain information concerning the nominee for director.

                                                                        Current
                                                          Director      Term To
Name                     Age    Principal Occupation       Since        Expire
----                     ---    --------------------       -----        ------
Albert R. Jackson, Jr     66    Retired Bank President      1997          2001

            Albert R. Jackson, Jr. was the President of First National Bank of North Vernon, Indiana from 1971 to 1989 and a Senior Executive Vice President of The Seymour National Bank of Seymour, Indiana from 1989 to his retirement in 1994. Mr. Jackson was appointed as a director of the Company in May 1997 and elected to a full three (3) year term in May 1998. Mr. Jackson's current term as a Director of the Company expires at the 2001 Annual Meeting. Mr. Jackson is also a Director of First Community and FCREM. He is the father of Albert R. Jackson, III.


Continuing Directors

Continuing Directors whose terms are not expiring are:

                                                          Director      Term To
Name                     Age    Principal Occupation       Since        Expire
----                     ---    --------------------       -----        ------

Merrill M. Wesemann       66    Chairman of Board           1991          2003
                                Physician

Albert R. Jackson, III    40    President, & CEO of         1997          2003
                                First Community Bank &
                                Trust

Frank D. Neese            63    President, Indiana          1996          2002
                                Securities, LLC

Roy Martin Umbarger       54    President, Roy Umbarger     1996          2002
                                & Sons, Inc.


            Merrill M. Wesemann, M.D. was a Director of Bargersville Federal Savings Bank ("Bargersville") from January 1979 until the acquisition of Bargersville by the Company in August 1991. Dr. Wesemann is also a Director of First Community and FCREM and has been a Director of the Company since August 1991. Dr. Wesemann has practiced medicine since 1961 and is a past Treasurer of the Indiana State Medical Association. Dr. Wesemann's current term as a Director of the Company expires at the 2003 Annual Meeting.

            Albert R. Jackson, III has been President of First Community since 1994 and CEO for both First Community and the Company since 1996. Before joining First Community he was Senior Vice president of National City Bank. Mr. Jackson has also served as Senior Vice President and cashier of the Seymour National Bank & Trust

Company and as Vice President for First National Bank of North Vernon, Indiana and as Treasurer and Chief Financial Officer of that bank's holding company, North Vernon 1st Financial Corporation. Mr. Jackson's current term as a Director of the Company expires at the 2003 Annual Meeting. Mr. Jackson is also a Director of First Community and FCREM. He is the son of Albert R. Jackson, Jr.

            Frank D. Neese has been President of Indiana Securities, LLC, a registered broker-dealer and an investment banking firm, since January 1, 1998. Mr. Neese served as Senior Vice President of Traub and Company, a registered broker-dealer, from 1979 until December 31, 1997. Mr. Neese has served as a financial advisor to First Community since 1991. Mr. Neese's current term as a Director of the Company expires at the 2002 Annual Meeting. Mr. Neese is secretary and a director of First Community and a Director of FCREM. Mr. Neese also serves as President of the Pines of Deerfield, a privately held real estate development company.

            Roy Martin Umbarger has been the President and co-owner of Roy Umbarger & Sons, Inc., a feed mill, grain elevator and fertilizer distributor located in Bargersville, Indiana, since 1986. Mr. Umbarger received a degree in Business Marketing from the University of Evansville and is a lifetime resident of Johnson County. Mr. Umbarger is a 32 year member of the Indiana Army National Guard and is currently Deputy Commanding General of the 38th Infantry Division. He holds the rank of Brigadier General. Mr. Umbarger's current term as a Director of the Company expires at the 2002 Annual Meeting. Mr. Umbarger is a Director of First Community and a Director of FCREM.


Meetings and Committees of the Board of Directors

            For the calendar year 2000, the Board of Directors of the Company met ten (10) times and all Directors attended all of the meetings. The Board of Directors of FCREM met 11 times and the Board of Directors of First Community and committees thereof met a total of 68 times during 2000.

            The Board of Directors of the Company has the authority to appoint various committees. The Company does not currently have standing committees of the Board of Directors other than the Audit Committee as referenced below. However, First Community maintains several committees including a compensation committee. All employees are compensated by First Community rather than the Company.


Audit Committee Report

            The Company's Audit Committee is composed of the five members of the Company's Board of Directors who are not otherwise employed by the Company. The Audit Committee operates under a written charter adopted by the Board of Directors that is attached as Appendix A to this Proxy Statement.

            Although the Company's stock is not listed on the American Stock Exchange ("AMEX") or the New York Stock Exchange, and is not quoted on the Nasdaq, the Board of Directors has elected to apply the standards for independence set forth by the AMEX to determine the independence of its Audit Committee members. Under these standards, four of the five members of the Audit Committee are "independent." The fifth member, Albert R. Jackson, Jr. ("Mr. Jackson, Jr."), is not "independent" under the AMEX standards by virtue of his relationship to Albert R. Jackson, III ("Mr. Jackson, III), the President and Chief Executive Officer of the Company. However, the Board of Directors has determined to appoint Mr. Jackson, Jr., to the Audit Committee based upon its belief that it is in the best interests of the Company and its shareholders for Mr. Jackson, Jr., to serve on the Audit Committee and that Mr. Jackson, Jr.'s relationship with Mr. Jackson, III, will not interfere with his exercise of independent judgment as a member of the Audit Committee.

            The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. It oversees the financial reporting process on behalf of the Board of Directors, reviews the financial disclosures, and meets privately, outside the presence of management, with the Company's independent auditors to discuss internal accounting control policies and procedures. The Audit Committee provides an open avenue of communication between the independent accountants, the Company's financial and executive management, its internal auditors and the Board of Directors. The Audit Committee also considers and recommends the selection of independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and reviews the independent auditor's fees.

            In the year preceding March 30, 2001, the Audit Committee met two
(2) times. During these meetings, the Audit Committee reviewed and discussed the audited financial statements with management and with the Company's independent auditor, Olive LLP, including those matters required to be discussed under generally accepted auditing standards. The Board also discussed with the independent auditor the matters required to be discussed by the Codification of Statements on Auditing Standards, Standard No. 61, as necessary. Additionally, the Board of Directors has received from its independent auditors the disclosures and the letter regarding the auditors' independence required by independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as may be modified or supplemented. Based upon the Committee's review and discussions, the Committee has determined that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2000.

            As reported by the Audit Committee:



                                     Merrill M. Wesemann, M.D., Chairman

                                     Frank D. Neese, Secretary

                                     Albert R. Jackson, Jr.

                                     Eugene W. Morris

                                     Roy Martin Umbarger

Other Information


            See also "Stock Ownership of Certain Beneficial Owners and Management."


Director Compensation

            A. Cash Compensation. None of the Directors of the Company were compensated for service as members of the Board of Directors or any committee of the Board. However, all Directors of the Company were also Directors of First Community for the fiscal year ended December 31, 2000, and cash compensation for non-employee Directors of First Community was $1,050 per month. The Chairman's compensation was $1,207.50 per month for 2000. First Community also provides each of First Community's Directors with Directors' and Officers' liability insurance.

            Directors are also reimbursed for reasonable expenses incurred in attending Board and committee meetings. Directors otherwise employed by the Company or First Community are not separately compensated for serving as a director.

            B. Options. The 1992 Stock Option Plan (the "1992 Plan") was adopted by the Board of Directors on January 1, 1992 and amended and restated by the Board on February 15, 1993 and May 15, 1995. The shareholders approved an amendment to the 1992 Plan on May 15, 1996. Options for all of the 66,770 shares allocated for issuance pursuant to the Plan have been granted and exercised; options for 20,510 shares were exercised in 1996, options for 15,420 shares were exercised in 1998, and options for 30,840 shares were exercised in 2000 at an exercise price of $5.54 per share.

            On May 15, 1996, the shareholders approved the creation of the 1996 Stock Option Plan (the "1996 Plan") for the issuance of 105,000 shares of Common Stock. The 1996 Plan provides, among other things, that nonstatutory options shall be automatically granted to outside directors on a yearly basis in order to provide an incentive to outside Directors of the Company, which grants generally have a term of ten years from the date of grant and are exercisable only during the time the optionee remains a director or within one year thereafter (but not beyond expiration of the option term).

            The 1996 Plan provides for adjustment of the number of shares and exercise price of options in certain events.

            The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant holding an incentive stock plan but is entitled to a deduction for amounts taxed as income to holders of nonstatutory stock options.

            The Company has granted options under the 1996 Plan to purchase 1,050 shares, 1,000 shares, 1,000 shares and 1,000 shares of common stock each to Dr. Wesemann, Eugene Morris, Frank Neese, Albert R. Jackson, Jr., and Roy Martin Umbarger with an exercise price of $11.43, $11.00, $8.00 and $6.875 per share, respectively. In February

1998 and 1999, the Board granted an option to purchase 5,000 shares and 2,500 shares of common stock to Albert R. Jackson, III with an exercise price of $11.50 and $9.125 per share, respectively, and an aggregate of 6,000 shares and 3,000 shares to three (3) other officers with an exercise price of $11.50 and $9.125 per share, respectively. During 1998, an option to purchase 2,000 shares with an exercise price of $11.50 per share expired. During 1999, an option to purchase 1,000 shares with an exercise price of $9.125 per share expired. All options vest at the time of grant and expire in ten years. Options may expire earlier due to termination or relinquishment of services to the Company.

            C. Retirement Plans. In September, 2000, First Community adopted a Supplemental Executive Retirement Plan (the "SERP"). The Board of Directors is solely responsible for the selection of employees and members of the Board of Directors who are eligible to become participants in the SERP. An eligible individual becomes a participant in the SERP upon execution and delivery of a SERP agreement. Current participants include all of the Directors except Mr. Morris, and four senior officers of First Community.

            Under the SERP, a participant who has obtained 72 years of age, is serving as a director or employee at that time, and has completed at least three years of participation in the SERP is entitled to received annual payments equal to 100% of the average of the director fees such person received or would have received had such person been a director each year for the most recent three-year period. Such payments shall be made in equal monthly installments for the remainder of the participant's life. If a retired participant receiving payments should die prior to the receipt of 120 monthly payments, such monthly payments shall continue to be paid to the participant's beneficiary until the completion of an aggregate of 120 monthly payments.

            A participant who has completed at least ten years of employment with First Community or service as a director may elect early retirement on or after attaining age 65. A participant electing early retirement is entitled to receive the actuarial equivalent (present value) of the normal retirement benefit described above.

            The SERP also provides that in the event a participant dies while employed by or serving on the Board of Directors of First Community, that participant's beneficiary shall be paid a monthly benefit for 120 months in an amount equivalent to the amount the participant would have received had the participant reached normal retirement age.


                                   Management


Name                               Age           Position
----                               ---           --------

Albert R. Jackson, III              40           CEO & President of First
                                                 Community

Albert R. Jackson, III is also a director of the Company and information concerning Mr. Jackson is at page 7.

                             Executive Compensation

            The following Summary Compensation Table below shows the compensation for the last three years, ending December 31, 2000, of the only person who served as the Chief Executive Officer of the Company for services in all capacities to the Company and its subsidiaries. No executive officers received compensation above the reportable threshold of $100,000 during the years covered by this table.

                           Summary Compensation Table

                                                            Long Term Compensation
                                                            ----------------------
                      Annual Compensation                              Awards             Payouts
                      -------------------                              ------             -------
   (a)                     (b)       (c)         (d)       (e)           (f)          (g)         (h)         (i)
                                                          Other                    Securities                 All
Name and                                                  Annual     Restricted    Underlying                Other
Principal                                                 Compen-      Stock        Options/      LTIP       Compen-
Position                   Year    Salary($)   Bonus($) sation($)(1) Award(s)($)    SARs (#)   Payout ($)   sation(3)
---------                  ----    ---------   -------- ------------ -----------   ----------  ----------   ---------
Albert R. Jackson, III(3)   2000     86,000      -0-         211                                               2,252
CEO

Albert R. Jackson, III      1999     85,623      -0-                                  2,500                    2,494
CEO

Albert R. Jackson, III      1998     83,825      -0-                                  5,000                    1,417

---------------------

(1)  Taxable benefit on life insurance coverage above $50,000.

(2)  Contribution by the Company to the executive's 401 (k) plan.

(3) In 1994, Mr. Jackson became the President of First Community. In March 1996, Mr. Jackson also became the Chief Executive Officer and Chief Financial Officer of the Company. In 1998 Mr. Jackson also become President and CEO of FCREM, and ceased to be CFO of the Company. In 1999 Mr. Jackson assumed the Chief Financial Officer Title.


Life Insurance Plan

            First Community pays the premiums on a group term life insurance policy for all regular full-time employees who have worked for First Community for 90 days. The amount of coverage under this plan is three times each employee's annual salary.


                      Option/Sar Grants In Last Fiscal Year
                                Individual Grants

            There were no Option/SAR grants during the last fiscal year.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

(a)                         (b)            (c)           (d)                 (e)

                                                      Number of
                                                      Securities         Value of
                                                      Underlying         Unexercised
                                                      Unexercised        In-the-Money
                                                      Options/SAR's      Options/SARs
                                                      At FY-End (#)      at FY-End ($)



                         Shares
                         Acquired on    Value          Exercisable/      Exercisable/
Name                     Exercise (#)   Realized ($)   Unexercisable     Unexercisable
----                     ------------   ------------   -------------     -------------
Albert R. Jackson, III         -0-            -0-         7,500/-0-

                    Shareholder Proposals to Be Presented At
                             the Next Annual Meeting

            Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company (i) must be received by the Company at 136 East Harriman Bargersville, IN 46106, (317) 882-5277 no later than December 31, 2001 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.


            Relationship With Independent Auditors and Auditors Fees

Appointment

            Olive LLP ("Olive"), an independent certified public accounting firm, has audited the accounts of the Company since 1993 and has provided the Company with other services. The Company has chosen Olive as auditor for the current year. Representatives of Olive will attend the Annual Meeting and have the opportunity to make a statement if they desire, and will also be available to respond to appropriate questions.

Audit Fees

            Fees aggregating $38,500 were billed for professional services rendered for the audit of the Company's annual financial statements as of and for the year ended December 31, 2000, and for the reviews of the quarterly financial statements included in the Company's Forms 10-Q for the year.

Financial Information Systems Design and Implementation Fees

            No fees were billed for professional services rendered for financial information systems services, including such services as operating or supervising the operation of the Company's information system, or designing or implementing a hardware or software system for use in aggregating or generating information underlying the Company's financial statements.

All Other Fees

            Fees aggregating $72,711 were billed for all other professional services rendered during 2000 by the Company's independent auditors, which services principally relate to tax compliance and tax consulting services.

            The Board of Directors of the Company has considered whether Olive's provision of services to the Company in addition to audit services has affected Olive's independence, and has discussed with Olive its role as independent auditor, and has determined that its provision of such additional services is compatible with Olive's status as an independent auditor.

                                 Other Business

            At this time management knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the proxy holders named in the accompanying proxy intend to vote the proxies on such matters in accordance with their best judgment.



                                    Form 10-K

            The Company has forwarded to all shareholders a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, including the financial statements and schedules which is also the annual report to shareholders. Such report was filed with the Securities and Exchange Commission on March 30, 2001. An additional copy may be obtained free of charge by contacting Albert R. Jackson, III, First Community Bancshares, Inc., P.O. Box 970, Franklin, IN 46131, Telephone 317-736-4200.


Please date, sign and return the enclosed Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated, as it will save the expense of further mailings.

                                        By Order of the Board of Directors
                                        April 26, 2001

Appendix A

                                 First Community

                    Audit Committee of the Board of Directors

                                     Charter

II.  PURPOSE

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

1. the financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;

2.   the Corporation's auditing, accounting, and financial reporting process;

3. the systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established, and

4.   the audit process.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the corporation's policies, procedures, and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system

2. Review and appraise the audit efforts of the Corporation's independent accountants and the internal auditors

3. Provide an open avenue of communication among the independent accountants, financial and senior management, internal auditors, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.  COMPOSITION

The Audit Committee should be comprised of three or more directors as determined by the Board. Each member will be independent of the management of the Corporation and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a Committee member.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee or at least the Chair of the Committee should meet with the independent accountants and management, either in person or by phone, quarterly to review the Corporation's financial statements. This review should be done prior to the Corporation's 10Q or 10K filing and its public release of earnings. This discussion should include a discussion of significant adjustments, management judgements and accounting estimates, significant new accounting policies, and disagreements with management.

IV.   RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors.

2.   Confirm and assure the objectivity of the internal auditor.

3. Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees.

4.   Review and update the Committee's charter annually.

5. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants.

6. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

7. Review the qualifications of the internal auditor to specific areas within the audit plan.

8. Review with the independent auditor and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

10. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach.

11. Consider and review with the independent accountant and the director of internal auditing:

     (a) the adequacy of the Company's internal controls including computerized information system controls and security.

     (b) any related significant findings and recommendations of the independent accountant and internal auditing together with management responses thereto; and

     (c) the status of previous audit recommendations and management's follow up on those recommendations.

12. Review with management and the independent accountant at the completion of the annual audit:

     (a)  the Company's annual financial statements and related footnotes;

     (b) the independent accountant's audit of the financial statements and his or her report thereon;

     (c) any significant changes required in the independent accountant's audit plan;

     (d) any serious difficulties or disputes with management encountered during the course of the audit; and

     (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

13.  Review with management and the internal auditor:

     (a) Regular internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings. A summary of findings from completed internal audits should be reviewed prior to the meeting.

     (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     (c)  Any changes required in the planned scope of their audit plan.

     (d)  The internal audit department budget and staffing.

     (e)  The internal audit department charter.

     (f) Internal auditing's compliance with the IIA's Standards for the Professional Practice of Internal Auditing ("Standards").

14. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

15. Review with management and the independent accountant the interim financial report before it is filed with the SEC and other regulators.

16. Review with management, and if necessary, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

17. Review management's monitoring of the Company's compliance with its ethical code of conduct.

18. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

19. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

20. Meet with the Company's regulatory bodies to discuss the results of their examinations.

21. Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

22. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

23. Conduct or authorize, if necessary, investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

24. Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

25. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

26. Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

27. Determine as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Company.

Appendix - Form of Proxy


                        FIRST COMMUNITY BANCSHARES, INC.
                              Bargersville, Indiana
               REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  May 30, 2001
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints as proxies, Merrill M. Wesemann, M.D. and Eugene W. Morris, or either of them, with full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of First Community Bancshares, Inc., to be held at Franklin Recreation and Cultural Arts Center, Beeson Hall, 396 South State Street, Franklin, Indiana, at 10:00 A.M., local time, on May 30, 2001, and adjournments thereof, upon the following matter:

                                        Authority to Vote

                                  For        Against        Withhold
                                  ---        -------        --------

1. Election of One Director
   Nominee:

   Albert R. Jackson, Jr.         [ ]          [ ]             [ ]


THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS A CONTRARY DIRECTION IS GIVEN.

     Should the undersigned be present and elect to vote at the Meeting or any adjournment thereof, upon notification to the Secretary of First Community Bancshares, Inc. at the Meeting of the shareholder's decision to terminate this Proxy, the power of said attorneys-in fact or agents shall be deemed terminated and of no further force and effect.

     Please sign below exactly as your name appears on your stock certificate. When signing as attorney, corporate officer or fiduciary, please give full title as such. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated April 26, 2001, prior to the execution of this Proxy.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY



Number of Shares -


_______________________________
             DATE

_______________________________
          SIGNATURE


Your signature must be exactly as your name appears in your stock certificate(s). When signing as attorney-in-fact, executor, administrator, trustee, guardian or corporate officer, please give full title as such.